Exhibit 1.1

Execution Version

SOUTHWEST GAS HOLDINGS, INC.

3,576,180 SHARES OF COMMON STOCK

UNDERWRITING AGREEMENT

March 8, 2023

J.P. MORGAN SECURITIES LLC

BOFA SECURITIES, INC.

As Representatives of

the several Underwriters listed in

Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”), acting severally and not jointly, an aggregate amount of 3,576,180 shares of common stock, par value $1.00 per share (the “Common Stock”), of the Company (the “Underwritten Shares”) as set forth in Schedule 1 hereto and, at the option of the Underwriters, acting severally and not jointly, up to an additional 536,427 shares of Common Stock, of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares are collectively referred to herein as the “Shares.”

1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a) A Registration Statement (as defined below) on Form S-3 relating to the Shares (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (together, the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such Registration Statement and any amendment thereto have been delivered by the Company to J.P. Morgan Securities LLC and BofA Securities, Inc., as the representatives (“you” or the “Representatives”) of the Underwriters. For the avoidance of doubt, the availability to the Underwriters of such Registration Statement and any amendment thereto on the Commission’s EDGAR database shall satisfy the Company’s delivery obligation with respect thereto. As used in this Agreement:

(i) “Applicable Time” means March 8, 2023 at 7:55 a.m. (New York City time);

(ii) “Effective Date” means any date as of which any part of such Registration Statement relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433(h) of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including each “road show” (as defined in Rule 433(h) of the Rules and Regulations) relating to the offering of the Shares that is a “written communication” (as defined in Rule 405 under the Rules and Regulations);

(iv) “Preliminary Prospectus” means the preliminary prospectus supplement, dated March 7, 2023, specifically relating to the Shares, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (“Rule 424(b)”), together with the prospectus that is included in the Registration Statement at the time of its effectiveness and that omits Rule 430B Information (as defined below);

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the Preliminary Prospectus, together with the information included in Schedule 2 hereto and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than any road show that is an Issuer Free Writing Prospectus;

(vi) “Prospectus” means the final prospectus supplement, dated March 8, 2023, relating to the Shares, as filed with the Commission pursuant to Rule 424(b), together with the prospectus that is included in the Registration Statement at the time of its effectiveness and that omits Rule 430B Information; and

(vii) “Registration Statement” means, collectively, the various parts of the shelf registration statement on Form S-3 relating to the Shares (File No. 333-251074), each as amended as of the Effective Date for such part, including the information, if any, deemed pursuant to Rule 430B under the Securities Act to be part of the registration statement at the time of its effectiveness and all exhibits to such registration statement (“Rule 430B Information”).

Any reference to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of the Preliminary Prospectus or the Prospectus, as the case may be; any reference to the Registration Statement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of this Agreement; and all references to information that is “included” or “contained” in the Preliminary Prospectus, the Prospectus, the Registration Statement or the Pricing Disclosure Package (and any similar references) shall mean and include all information that is incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to any document filed under the Exchange Act after the date of this Agreement that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(b) At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a “well-known seasoned issuer,” in each case as defined in Rule 405 under the Securities Act. The Company will pay the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date (as defined in Section 4 hereof). The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 of the Rules and Regulations) and was filed not earlier than the date that is three years prior to the Closing Date. No notice of objection of the Commission to the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission.

(c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Closing Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Closing Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(e) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(f) The Prospectus does not and will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(g) The documents incorporated by reference in the Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(i) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(j) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied or will comply, as applicable, with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives (such consent not to be unreasonably delayed or withheld). The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed with the Commission pursuant to the Rules and Regulations. No Issuer Free Writing Prospectus conflicted with or will conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(k) The Company and each of its subsidiaries listed on Schedule 3 hereto (the “Significant Subsidiaries”) (A) has been duly incorporated, organized or formed and is validly existing in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with full power and authority to own, lease and operate its properties and conduct its business; and (B) is duly registered and qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or operated by it make such registration or qualification necessary, except, as it relates to this clause (B), for such jurisdictions where the failure to so register, qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Except for the Significant Subsidiaries listed on Schedule 3 hereto, the Company has no “significant subsidiaries” (as defined in Rule 405 of the Rules and Regulations).

(l) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(m) With respect to the outstanding awards (the “Stock Awards”) granted pursuant to the stock-based compensation plans and incentive plans of the Company and its subsidiaries (collectively, the “Company Stock Plans”), (i) each grant of a Stock Award was duly authorized no later than the date on which the grant of such Stock Award was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange (the “Exchange”) and any other exchange on which Company securities are traded, and (iii) each such grant was properly accounted for in accordance with GAAP (as defined below) in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Awards prior to, or otherwise coordinating the grant of Stock Awards with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(n) The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(o) The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company.

(p) None of the execution, delivery and performance of this Agreement by the Company, the issuance, sale and delivery of the Shares by the Company, compliance by the Company with any of the provisions of this Agreement nor the application of the net proceeds from the sale of the Shares as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus will (i) conflict with or result in a breach or violation of any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject; (ii) result in the creation or imposition of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party (collectively, “Liens”) upon any property or asset of the Company or any of its subsidiaries; (iii) result in a breach or violation of, or constitute a default under, the articles of incorporation, by-laws, partnership agreement or other organizational documents of the Company; or (iv) violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except, with respect to clauses (i), (ii) and (iv), conflicts, breaches, Liens, defects or violations that would not reasonably be expected, individually or in the aggregate to have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the Company and its subsidiaries taken as a whole or on the performance by the Company of this Agreement (a “Material Adverse Effect”).

(q) No permit, consent, approval, authorization or order of any court, governmental agency or body (including the Federal Energy Regulatory Commission) or financial institution is required for the issue and sale of the Shares, the execution, delivery and performance of this Agreement by the Company, or the application of the net proceeds from the sale of the Shares as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, except (i) for the registration of the Shares under the Securities Act; (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters; and (iii) where the failure to obtain such permits, consents, approvals, authorizations, orders, filings, registrations or qualifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(s) The Company has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(t) Since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) issued or granted any securities; (iii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, except as may otherwise be disclosed in the Pricing Disclosure Package and in the Prospectus; (iv) entered into any transaction not in the ordinary course of business, except as may otherwise be disclosed in the Pricing Disclosure Package and in the Prospectus; (v) declared or paid any dividend on its capital stock; or (vi) made or experienced any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, properties or business of the Company and its subsidiaries taken as a whole, in each case in this paragraph (t) (except clause (v) hereof) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated (subject to year-end adjustments in the case of unaudited interim financial statements) and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated and conform in all material respects with GAAP, except as otherwise noted therein; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein. The pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and no other historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Rules and Regulations. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(v) PricewaterhouseCoopers LLP, who have reported on certain financial statements of the Company included or incorporated by reference in the Pricing Disclosure Package and the Prospectus and whose report is incorporated by reference in the Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Securities Act and the Rules and Regulations, and were independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(w) The statistical and market-related data, if any, included in the Pricing Disclosure Package and the Prospectus and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(x) Neither the Company nor any of its subsidiaries is, and as of the Closing Date and, after giving effect to the offer and sale of the Shares, and the application of the net proceeds therefrom as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, none of them will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(y) There is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(z) There are no statutes or regulations, legal or governmental proceedings or contracts or other documents that would be required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (in each case including, without limitation, the documents incorporated by reference therein) or, in the case of contracts or other documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required under applicable law.

(aa) To the knowledge of the Company, no labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or is imminent that would reasonably be expected to have a Material Adverse Effect.

(bb) (i) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries and any “employee benefit plan” (as defined under the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)) established or maintained by the Company, any of its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of the Company, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Company, its subsidiaries or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the U.S. Internal Revenue Code of 1986, as amended (the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, any of its subsidiaries or any of their ERISA Affiliates. Neither the Company, any of its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA (other than contributions to the “employee benefit plan” or premiums to the U.S. Pension Benefit Guaranty Corporation in the ordinary course and without default) or (ii) Sections 412, 4971, 4975 or 4980B of the Code or pursuant to Section 406 of ERISA. Each “employee benefit plan” established or maintained by the Company, any of its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would materially adversely affect such qualification.

(cc) The Company and each of its subsidiaries have timely filed all material federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, which returns are complete and correct in all material respects, and have paid all taxes due, and neither the Company nor any subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except for any such taxes or assessments which are being contested in good faith by appropriate proceedings and for which appropriate reserves, if any, have been established in accordance with GAAP and statutory accounting principles, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries. The Company does not have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be, asserted against the Company that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd) Neither the Company nor any of its subsidiaries is in violation of its respective articles of incorporation or by-laws or other organizational documents, and neither the Company nor any of its subsidiaries (i) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation of any law, ordinance, rule, regulation or order of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clauses (i) and (ii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee) The Company is and, to the knowledge of the Company, its officers and directors are, in compliance in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ff) (i) Each of the Company and its subsidiaries holds such permits, licenses, patents, franchises, certificates of need, authorities and other approvals or authorizations from governmental or regulatory authorities (collectively, the “Permits”) which are necessary under applicable law to the conduct of its businesses as presently operated and to own its properties and conduct its businesses in the manner described in the Pricing Disclosure Package and the Prospectus, except where the failure to obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) each of the Company and its subsidiaries has fulfilled and performed all of its obligations necessary to maintain the Permits, except where the failure to fulfill or perform such obligations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) there is no past, pending or, to the knowledge of the Company or any of its subsidiaries, threatened action, suit, proceeding or investigation that may reasonably be expected to lead to the revocation, termination or suspension of any Permit, except where such revocation, termination or suspension would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected to result in a Material Adverse Effect.

(gg) The Company and its subsidiaries own or possess, or have the ability to acquire, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to own, possess or have the ability to acquire such patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company nor its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if subject to any unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(hh) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) made any bribe or other unlawful payment.

(jj) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any other applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department or any sanctions imposed or administered by any other jurisdiction where the Company operates (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea or Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the net proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) for the purpose of financing the activities of any person currently subject to any Sanctions; or (ii) to fund or facilitate any activities of or business in any Sanctioned Country.

(mm) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i) or 5(a)(vi) hereof (such consent not to be unreasonably withheld or delayed).

(nn) None of the Company, nor its subsidiaries or affiliates, has taken nor will take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(oo) The Company and its subsidiaries, on a consolidated basis, maintain systems of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and statutory accounting principles. The Company and its subsidiaries, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and statutory accounting practices and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, and the Prospectus is prepared in accordance with the Commission’s rules and guidelines applicable thereto, and (v) recorded assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(pp) The Company and its subsidiaries, on a consolidated basis, have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries required to be disclosed in the reports the Company files or submits under the Exchange Act is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(qq) Since the respective dates as of which information is given in the Preliminary Prospectus, (i) the Company has not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries and (ii) there have been no significant changes in internal controls or in other factors that would significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses requiring disclosure in the Company’s most recently filed Annual Report on Form 10-K.

(rr) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens, except where the failure to have such good and marketable title or the existence of any such Liens would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries, except where the failure of any such leases to be valid, subsisting or enforceable or the existence of such exceptions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ss) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Pricing Disclosure Package or the Prospectus which is not so described.

(tt) The statements set forth in the Preliminary Prospectus and the Prospectus under the captions “Description of Capital Stock” and “Material United States Federal Income Tax Considerations,” insofar as they purport to describe the Shares, and other documents and legal matters referred to therein, are accurate in all material respects.

(uu) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(vv) None of the net proceeds from the sale of the Shares has been or will be paid to the Underwriters (except for the payment of the commissions pursuant to this Agreement) or, to the knowledge of the Company, to any affiliate of the Underwriters; and the Company is not an “affiliate” (as defined in FINRA Rule 5121) of any member of the Financial Industry Regulatory Authority (“FINRA”).

(ww) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of any Underwriter.

(xx) The Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable state, federal, local and foreign laws and regulations relating to the operation and ownership of a public utility, including, without limitation, those relating to the distribution and transmission of natural gas, except to the extent that any failure so to comply or conform would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(yy) Each of the Company and its subsidiaries believes they are insured with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses, including, but not limited to, insurance against accidents, third-party injury or general liability and insurance covering certain real and personal property owned or leased by the Company and each of its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. All policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries, that individually or in the aggregate are material to the Company and its subsidiaries taken together as a whole, under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and, except as set forth in the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect.

(zz) The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, soft-ware, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same.    The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(aaa) No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(bbb) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

Any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company to each Underwriter as to matters covered thereby.

2. Purchase of the Shares by the Underwriters. The Company agrees to issue and sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of $58.0909 (the “Purchase Price”) from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto.

In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

3. Offering of Shares by the Underwriters. The Company understands that the Underwriters intend to make a public offering of the Shares, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

4. Delivery of and Payment for the Shares.

(a) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Shares, at the offices of Davis Polk & Wardwell LLP at 10:00 A.M. New York City time on March 10, 2023, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

(b) Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

5. Further Agreements of the Company and the Underwriters.

(a) The Company agrees:

(i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Closing Date except as provided herein;

(ii) [Reserved];

(iii) To advise the Representatives in writing, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Representatives in writing, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or pursuant to Section 8A, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

(iv) To pay the applicable Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) of the Rules and Regulations without regard to the proviso therein;

(v) To deliver promptly to the Representatives such number of written or electronic copies of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the computation of ratio of earnings to fixed charges and the portions of the annual report to shareholders incorporated by reference into the Company’s Form 10-K for the year ended December 31, 2022), (B) the Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in the Preliminary Prospectus or the Prospectus, it being understood that with regard to (A) and (D) above, availability to the Underwriters on the Commission’s EDGAR database of the documents referenced therein shall satisfy any such delivery obligations with respect thereto; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives in writing and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(vi) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company, be required by the Securities Act or requested by the Commission, provided, however, that the Company shall consider in good faith any recommendations of the Representatives related thereto;

(vii) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the written consent (which written consent may be communicated by electronic communication) of the Representatives to the filing (such consent not to be unreasonably delayed or withheld);

(viii) Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent (including written consent provided via electronic mail) of the Representatives (such consent not to be unreasonably delayed or withheld);

(ix) To comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(x) As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(xi) For a period of 60 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with, or submit to, the Commission a registration statement under the Securities Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition, submission or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Shares to be sold hereunder, any shares of Common Stock of the Company issued upon the vesting of Stock Awards granted under Company Stock Plans or any Stock Awards granted to the Company’s officers, directors or employees in the ordinary course of business and consistent with the Company’s past practice, the issuance of shares of Common Stock pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “DRSPP”), the filing of a new registration statement or a new prospectus supplement under the Securities Act with respect to the DRSPP, and any shares of preferred stock issued upon the exercise of the rights issued pursuant to the Rights Agreement, dated as of October 10, 2021, between the Company and Equiniti Trust Company, as rights agent;

(xii) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably request, and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify; (ii) file a general consent to service of process in any such jurisdiction; or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xiii) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Preliminary Prospectus and the Prospectus;

(xiv) Neither the Company nor its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock; and

(xv) The Company will use its reasonable best efforts to list, subject to notice of issuance, the Shares on the Exchange.

(b) Each Underwriter severally represents and agrees that, unless it obtains the prior written consent (including written consent provided via electronic mail) of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Rules and Regulations, required to be filed with the Commission.

6. Expenses. The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and any schedules or exhibits and any documents incorporated therein by reference), as originally filed and as amended, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof in accordance with Section 5(a)(iii) of this Agreement thereto to the Underwriters; (ii) the preparation, printing and distribution of this Agreement, the blue sky survey and the legal investment survey; (iii) the delivery of the Shares to the Underwriters; (iv) the fees and disbursements of the Company’s counsel and accountants; (v) the qualification of the Shares under the applicable securities laws in accordance with Section 5(a)(x) and any filing for review of the offering with FINRA; (vi) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Shares on the Exchange.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the date of the Prospectus and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i) and Section 5(a)(iv) hereof; the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or any document incorporated by reference therein or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the reasonable opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Morrison & Foerster LLP shall have furnished to the Underwriters its written opinion and its separate negative assurance letter, as counsel to the Company, addressed to the Underwriters and delivered and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, addressing the matters set forth on Exhibit A attached hereto.

(e) Thomas E. Moran, Vice President/General Counsel/Corporate Secretary of the Company, shall have furnished to the Underwriters his written opinion addressed to the Underwriters and delivered and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, addressing the matters set forth on Exhibit B attached hereto.

(f) The Representatives shall have received from Davis Polk & Wardwell LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g) At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and the Company and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h) With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and the Company and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission; (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than two days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter; (iii) covering financial information in the Prospectus; and (iv) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i) At the time of the execution of this Agreement and on the Closing Date, the Representatives shall have received a certificate of the Chief Financial Officer of the Company, dated as of such date, in a form reasonably satisfactory to the Representatives.

(j) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of any vice-president of the Company and the principal financial officer, vice president/treasurer or principal accounting officer of the Company satisfactory to the Representatives to the effect that:

(i) The representations and warranties of the Company in Section 1 are true and correct with the same force and effect as though expressly made on and as of the Closing Date or any Additional Closing Date, as applicable, and the Company has complied in all agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose or pursuant to Section 8A under the Securities Act have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (1) the Registration Statement, as of each Effective Date, (2) the Prospectus, as of its date and as of the Closing Date, and (3) the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.

(k) Except as described in the Pricing Disclosure Package and the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the respective dates as of which information is given in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock; or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, business or properties of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or sale of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package, the Prospectus or this Agreement.

(l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the Exchange or the NASDAQ National Market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities; or (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States, there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or sale of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package, the Prospectus or this Agreement.

(m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(n) The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.

(o) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(p) On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors, officers, members and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which such Underwriter or such affiliate, director, officer, member, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any “issuer information” (as defined in Rule 433 of the Rules and Regulations) used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter (“Permitted Issuer Information”), or (D) any road show as defined in Rule 433(h) under the Securities Act (a “Road Show”) or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Road Show, any material fact required to be stated therein or necessary to make the statements therein, (except in the case of the Registration Statement) in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, member, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such affiliate, director, officer, member, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any affiliate, director, officer, member, employee or controlling person of that Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Road Show or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Road Show, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof, and shall reimburse the Company, each of its directors, officers, employees or controlling persons promptly upon demand for any legal or other expenses reasonably incurred by the Company or such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person of the Company.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8, except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with one counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified parties, jointly, shall have the right to employ one counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, members, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, members, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, members, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred. No indemnifying party shall (i) without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the principal amount of Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Shares underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The Underwriters severally confirm, and the Company acknowledges and agrees, that the following statements set forth in the Preliminary Prospectus and the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and the information contained in the thirteenth and fourteenth paragraphs under the caption “Underwriting.”

9. Termination.

(a) The obligations of the Underwriters hereunder may be terminated by the Representatives by written notice given to and received by the Company prior to delivery of and payment for the Shares (including any Option Shares) if, prior to that time, any of the events described in Sections 7(j), 7(k), 7(l) and 7(m) hereof shall have occurred, or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

(b) If this Agreement is terminated by the Representatives in accordance with the provisions of Section 7 or Section 10, the Company shall, subject to the limitations set forth in Section 11, reimburse the Underwriters for all their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

10. Default of One or More of the Several Underwriters.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 6 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11. Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement to be performed on its part hereunder, or because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled for any reason, or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of one counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares and upon demand the Company shall pay the full amount thereof to the Representatives; provided, however, that in no event shall the Company be obligated to reimburse the out-of-pocket expenses of any defaulting Underwriter referred to in Section 10 hereof or any Underwriter found to be in breach of this Agreement as of the Applicable Time.

12. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full-service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.

13. No Fiduciary Duty. The Company acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of the Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor the other Underwriters shall have any responsibility or liability to the Company with respect thereto. Any review by the Representatives and the other Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk; BofA Securities, Inc., One Bryant Park, New York, New York 10036 (e-mail: dg.ecm_execution_services@bofa.com), Attention: Syndicate Department, with a copy to: (e-mail: dg.ecm_legal@bofa.com) Attention: ECM Legal; and

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to Southwest Gas Holdings, Inc., 8360 S. Durango Drive, P.O. Box 98510, Las Vegas, Nevada 89193, Attention: Treasurer, with a copy (which shall not constitute notice) to Brandon C. Parris, Esq., Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the affiliates, directors, officers, members and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) hereof shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any indemnified party referred to in Section 8 hereof.

17. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules of such state.

19. Waiver of Jury Trial. THE COMPANY AND THE UNDERWRITERS HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. The Company and the Underwriters agree that a final judgment in any such proceeding brought in any court shall be conclusive and binding upon the Company and the Underwriters, as applicable, and may be enforced in any other courts in the jurisdiction of which the Company or the Underwriters are or may be subject, by suit upon such judgment.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

21. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 22:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SOUTHWEST GAS HOLDINGS, INC.

By:	/s/ Kenneth J. Kenny
Name: Kenneth J. Kenny
Title: Vice President/Finance/Treasurer

Accepted:

J.P. MORGAN SECURITIES LLC

By:	/s/ Lucy Brash
Name: Lucy Brash
Title: Executive Director

BOFA SECURITIES, INC.

By:	/s/ Fabrizio Wittenburg
Name: Fabrizio Wittenburg
Title: Managing Director

For themselves and as Representatives of the Underwriters named in Schedule 1 hereto

Signature Page

SCHEDULE 1

Underwriters	Number of Shares
J.P. Morgan Securities LLC	876,164
BofA Securities, Inc.	876,164
MUFG Securities Americas Inc.	464,904
KeyBanc Capital Markets Inc.	298,253
TD Securities (USA) LLC	298,253
BTIG, LLC	297,896
Wells Fargo Securities, LLC	297,896
BNY Mellon Capital Markets, LLC	166,650
Total	3,576,180

SCHEDULE 2

PRICING INFORMATION

a.	Pricing Disclosure Package:

None.

b.	Pricing Information Provided Orally by Underwriters:

Underwritten Shares: 3,576,180 shares

Option Shares: 536,427 shares

Public Offering Price Per Share: $60.12

Certain funds affiliated with Carl C. Icahn have agreed to purchase 2,332,835 shares of the Company’s common stock at the public offering price.

SCHEDULE 3

LIST OF SIGNIFICANT SUBSIDIARIES

Subsidiary Name	State of Incorporation or Organization Type
Southwest Gas Corporation	California
Centuri Group, Inc.	Nevada
Southwest Gas Utility Group, Inc.	California
NPL Construction Co.	Nevada
Carson Water Company	Nevada

EXHIBIT A

MATTERS TO BE COVERED BY MORRISON & FOERSTER LLP OPINION

March 10, 2023

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

As Representatives of

the several Underwriters

Re:	Southwest Gas Holdings, Inc.

Ladies and Gentlemen:

We have acted as counsel to Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of an aggregate amount of 3,576,180 shares of common stock, par value $1.00 per share (the “Common Shares”), of the Company pursuant to the terms of that certain Underwriting Agreement dated as of March 8, 2023, by and among the Company and the Underwriters named in Schedule 1 thereto, acting through you as their representatives (the “Underwriting Agreement”). This opinion is furnished to you pursuant to Section 7(d) of the Underwriting Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement.

In connection with this opinion, we have examined the Registration Statement on Form S-3, File No. 333-251074, as filed by the Company with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), which became effective under the Act on December 2, 2020 (together with the documents incorporated by reference therein, the “Registration Statement”), the base prospectus dated December 2, 2020 (the “Base Prospectus”), the preliminary prospectus supplement dated March 7, 2023 (together with the Base Prospectus, including the documents incorporated by reference therein, the “Preliminary Prospectus”) and the final prospectus supplement dated March 8, 2023 (together with the Base Prospectus, including the documents incorporated by reference therein, the “Prospectus”). For purposes of this opinion, “General Disclosure Package” shall mean the Preliminary Prospectus and the information on Schedule 2 to the Underwriting Agreement.

In such examination, we have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of documents executed by parties other than the Company, we have assumed that each other party has the power and authority to execute and deliver, and to perform and observe the provisions of, such documents, and the due authorization thereof by each such other party of all requisite action and the due execution and delivery of such documents by each such other party, and that such documents constitute the legal, valid and binding obligations of each such other party enforceable against such party in accordance with their respective terms. We have also assumed compliance by the Company with all applicable state securities and “blue sky” laws. With respect to certain factual matters, we have relied upon certificates of officers of the Company. We have made no independent investigation as to whether the foregoing certificates are accurate or complete.

Our opinion in paragraph 1 as to the due incorporation, existence and good standing of the Company is based solely on a certificate of a public official in the state named in such paragraph. We have made no independent investigation as to whether that certificate is accurate or complete.

With respect to the opinions set forth in paragraphs 7 and 8 below (except as set forth therein), we express no opinion as to any state or federal laws or regulations applicable to the Company because of the nature or extent of its business. In addition, in rendering the opinions set forth in paragraphs 7 and 8 below, our opinions are based on a review of those laws which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and to business corporations generally and not applicable because of the nature of the assets or business of the Company, including without limitation, the effect of the California Public Utilities Act, as amended, and our opinions do not extend to licenses, permits and approvals necessary for the conduct of the Company’s business. In addition and without limiting the previous two sentences, we express no opinion herein with respect to the effect of any pension, employee benefit or tax laws, any land use, environmental or similar law, any state or federal antitrust law, any labor laws, any laws governing the regulation of utilities, or any local law. To the extent otherwise applicable to the opinions set forth herein, we have relied upon the representations and warranties of the Company as to matters of fact contained in the Underwriting Agreement and certificates of officers and other representatives of the Company delivered at the closing of the purchase and sale of the Common Shares pursuant to the Underwriting Agreement. We have made no independent investigation as to whether the foregoing representation and warranties and certificates are accurate or complete, but nothing has come to our attention that has caused us to believe that such representations and warranties and certificates are inaccurate or incomplete in any material respect.

With respect to the opinions set forth in paragraphs 7 and 8 below, we have assumed the Company has duly performed its obligations under the Underwriting Agreement in compliance with the terms of the Underwriting Agreement and that no discretionary action under the Underwriting Agreement will be taken by or on behalf of the Company that will violate any federal or state statute or regulation applicable to the Company.

With respect to the opinion set forth in paragraph 9 below, we have reviewed a copy of the Company’s organizational chart that was provided by the Company. We have made no independent investigation as to whether the foregoing organization chart is accurate or complete.

Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to mean that, in the course of our representation of the Company, the attorneys currently with our firm who have represented the Company have not acquired actual knowledge of the existence or absence of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

The opinions hereinafter expressed are subject to the following further qualifications and exceptions:

A.

We express no opinion as to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.

B.	We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable foreign, state and federal laws concerning the issuance or sale of securities.

C.

We express no opinion as to limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Underwriting Agreement; and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where a default or breach under the Underwriting Agreement is not material.

D.

We express no opinion as to the effect of any judicial decisions which may permit the introduction of extrinsic evidence to supplement the terms of the Underwriting Agreement or to aid in the interpretation of the Underwriting Agreement.

E.

Except to the extent encompassed by an opinion set forth below with respect to the Company, we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party to the Underwriting Agreement with any law, regulation or order applicable to it, or (ii) the legal or regulatory status or the nature of the business of any such party.

F.

Our opinions are based upon current statutes, rules, regulations cases and official interpretive opinions, and they do not cover items that are not directly or definitively addressed by such authorities.

G.

We express no opinion as to the enforceability of provisions of the Underwriting Agreement providing for indemnification, contribution or exculpation, to the extent such indemnification, contribution or exculpation is against public policy.

H.	We express no opinion as to the enforceability of any provision of the Underwriting Agreement to the effect that terms may not be waived or modified except in writing.

I.

We express no opinion as to whether the provisions of the Underwriting Agreement under which the Company submits to the jurisdiction of one or more New York courts or federal courts located in the State of New York are subject to the application of the doctrine of forum non conveniens or a similar statutory principle or as to the subject matter jurisdiction of any federal court to adjudicate any dispute under the Underwriting Agreement.

J.	We express no opinion as to the enforceability of provisions of the Underwriting Agreement imposing or which are construed as effectively imposing a penalty.

K.

We express no opinion as to whether New York Gen. Oblig. Law Section 5-1401 operates to preclude consideration of a public policy of any jurisdiction other than the State of New York having a substantial relationship to the transactions contemplated by the Underwriting Agreement in determining the enforceability of the choice of law provision contained in the Underwriting Agreement as it relates to any particular provision of the Underwriting Agreement.

L.	We express no opinion as to the enforceability of provisions of the Underwriting Agreement which purport to establish evidentiary standards or to make determinations conclusive or powers absolute.

Based upon and subject to the foregoing, we are of the opinion that:

1.

The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power to own and lease its properties, and to carry on its business in all material respects as described in the Registration Statement, the General Disclosure Package and the Prospectus.

2.	The Company has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Underwriting Agreement.

3.

The Common Shares have been duly authorized and, when delivered against payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and will not be subject to any preemptive or similar rights pursuant to the Company’s Certificate of Incorporation (the “Charter”), the Company’s Bylaws, as amended prior to the date hereof (the “Bylaws”), or the laws of the State of Delaware.

4.

The statements in the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” insofar as it purports to constitute a summary of the provisions of the Company’s Articles or Bylaws, fairly summarize, in all material respects, such provisions; and the statements in the General Disclosure Package and the Prospectus under the caption “Material United States Federal Income Tax Considerations,” insofar as it purports to constitute a summary of legal matters, fairly summarizes, in all material respects, such matters.

5.

The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act, which has been filed with the Commission together with the Prospectus on the date of the Underwriting Agreement; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission, and no notice of objection of the Commission to the use of the Registration Statement has been received by the Company.

6.

The execution, delivery and performance of the Underwriting Agreement have been duly authorized by necessary corporate action on the part of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

7.

The Company’s execution, delivery and performance of the Underwriting Agreement does not violate (a) the Charter or Bylaws or (b) any applicable Delaware, New York or federal statute, rule or regulation known by us to be applicable to the Company.

8.

No consent, approval, authorization or order of any federal, Delaware or New York governmental authority is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws, as to which we express no opinion.

9.

The Company is not, and immediately after giving effect to the offering and sale of the Common Shares, will not be, an investment company required to register under the Investment Company Act of 1940, as amended.

10.

The Registration Statement, at its effective date, and each of the Preliminary Prospectus and the Prospectus as of their respective dates of filing, and any amendments and supplements thereto made by the Company prior to the date hereof at their respective effective dates or respective dates of filing, as applicable, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, as applicable (other than the financial statements (including the notes thereto), supporting schedules and other financial information included or incorporated by reference therein, as to which we express no opinion).

11.

The documents incorporated by reference in the Registration Statement and the Prospectus, on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder in effect at such dates (other than the financial statements (including the notes thereto), supporting schedules and other financial information included or incorporated by reference therein).

This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments, any factual matters arising subsequent to the date hereof, or any information, document, certificate, record, statement, representation, covenant or assumption relied upon herein that becomes incorrect or untrue.

We express no opinion as to matters governed by any laws other than the substantive laws of the State of Delaware, the State of New York and federal laws of the United States, which are in effect on the date hereof. Our opinion in opinion 6 as to the validity, binding nature and enforceability of the Underwriting Agreement is expressed only under New York law. We express no opinion as to whether any federal or state court outside of the State of New York would give effect to the choice of the laws of the State of New York provided for in the Underwriting Agreement.

This letter is furnished by us to you as representatives of the several Underwriters, and is solely for the benefit of you in connection with the transactions referenced in the first paragraph. This letter may not be relied upon for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any other purpose without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

March 10, 2023

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

As representatives of

the several Underwriters

Re:	Southwest Gas Holdings, Inc.

Ladies and Gentlemen:

We have acted as counsel to Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of an aggregate amount of 3,576,180 shares of common stock, par value $1.00 per share (the “Common Shares”), of the Company pursuant to the terms of that certain Underwriting Agreement dated as of March 8, 2023, by and among the Company and the Underwriters named in Schedule 1 thereto, acting through you as their representatives (the “Underwriting Agreement”). This opinion is furnished to you pursuant to Section 7(d) of the Underwriting Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement.

In connection with this opinion, we have examined the Registration Statement on Form S-3, File No. 333-251074, as filed by the Company with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), which became effective under the Act on December 2, 2020 (together with the documents incorporated by reference therein, the “Registration Statement”), the base prospectus dated December 2, 2020 (the “Base Prospectus”), the preliminary prospectus supplement dated March 7, 2023 (together with the Base Prospectus, including the documents incorporated by reference therein, the “Preliminary Prospectus”) and the final prospectus supplement dated March 8, 2023 (together with the Base Prospectus, including the documents incorporated by reference therein, the “Prospectus”). For purposes of this opinion, “General Disclosure Package” shall mean the Preliminary Prospectus and the information on Schedule 2 to the Underwriting Agreement.

In addition, we have reviewed certain corporate records and documents furnished to us by the Company and we have participated in conferences with your representatives and with representatives of the Company and its accountants concerning the Registration Statement and the Prospectus, and have considered the matters required to be stated therein and the statements contained therein.

The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the General Disclosure Package or the Prospectus, and we have neither verified, nor undertaken to verify independently the accuracy, completeness or fairness of any such factual matters. We are also not passing upon, and do not assume any responsibility for, ascertaining whether or when any of the information contained in the General Disclosure Package was conveyed to any purchaser of the Common Shares. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus involve matters of a non-legal nature.

Based upon and subject to the foregoing, on the basis of the information we gained in the course of performing the services referred to above, nothing has come to our attention that leads us to believe that: (1) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) the Prospectus, at its date or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (3) the General Disclosure Package, at its date or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus (other than as stated in opinion 4 of our letter to you of even date), and we have not been requested to and do not make any comment in this paragraph with respect to the financial statements (including the notes thereto), supporting schedules and other financial information included or incorporated by reference in the Registration Statement or the Prospectus.

This letter is furnished by us to you as representatives of the several Underwriters, and is solely for the benefit of you in connection with the transactions referenced in the first paragraph. This letter may not be relied upon for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any other purpose without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

EXHIBIT B

MATTERS TO BE COVERED BY COMPANY’S ASSISTANT GENERAL COUNSEL OPINION

March 10, 2023

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

As Representatives of

the several Underwriters

Re:	Southwest Gas Holdings, Inc.

Ladies and Gentlemen:

I am Vice President/General Counsel/Corporate Secretary of Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), and render this opinion in connection with the issuance and sale of an aggregate amount of 3,576,180 shares of common stock, par value $1.00 per share (the “Common Shares”), of the Company pursuant to the terms of that certain Underwriting Agreement dated as of March 8, 2023, by and among the Company and the Underwriters named in Schedule 1 thereto, acting through you as their representatives (the “Underwriting Agreement”). This opinion is furnished to you pursuant to Section 7(e) of the Underwriting Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement.

In my capacity as such counsel, I have examined the Underwriting Agreement. In addition, I have examined and relied upon such records, documents, certificates of public officials and of the Company, made such inquiries of officials of the Company, and considered such questions of law as I have deemed necessary for the purpose of rendering the opinions set forth herein. I have also examined the Registration Statement on Form S-3 relating to the Common Shares as filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”) and the Prospectus (as defined below), the incorporated documents referred to below, and evidence satisfactory to me that the Registration Statement became effective under the Securities Act on December 2, 2020. The Registration Statement, as amended, is hereinafter referred to as the “Registration Statement,” and the Prospectus for the sale of the Common Shares included in the Registration Statement is hereinafter referred to as the “Prospectus.”

In such examination, I have assumed the genuineness of all signatures and the authenticity of all items submitted to me as originals and the conformity with originals of all items submitted to me as copies. In making my examination of documents executed by parties other than the Company, I have assumed that each other party has the power and authority to execute and deliver, and to perform and observe the provisions of, such documents, and the due authorization thereof by each such other party of all requisite action and the due execution and delivery of such documents by each such other party, and that such documents constitute the legal, valid and binding obligations of each such other party enforceable against such party in accordance with their respective terms. I have also assumed compliance by the Company with all applicable state securities and “blue sky” laws.

My opinion in paragraphs 1 and 3 as to the incorporation, organization, formation, qualification to do business and good standing of the Company and each significant subsidiary (as defined in the Underwriting Agreement) is based solely on certificates of public officials in the state named in such paragraphs.

With respect to the opinion in paragraph 2 below, my opinion is based on the present Delaware General Corporation Law. With respect to the opinions set forth in clauses (b) and (c) of paragraph 8 below, my opinion is based on a review of those laws which, in my experience, are normally applicable to transactions of the type contemplated by Underwriting Agreement. Further, with respect to the opinions set forth in clauses (b) and (c) of paragraph 8 below, and the opinion set forth in paragraph 9 below, my opinions that relate to such jurisdiction are based on my best knowledge, after reasonable inquiry, of the laws in such jurisdiction that relate to the Company and its operations. To the extent otherwise applicable to the opinions set forth herein, I have relied upon the representations and warranties of the Company as to matters of fact contained in Underwriting Agreement and certificates of officers and other representatives of the Company delivered at the closing of the purchase and sale of the Common Shares pursuant to the Underwriting Agreement. I have made no independent investigation as to whether the foregoing certificates are accurate or complete, but nothing has come to my attention that has caused me to believe that such certificates are inaccurate or incomplete in any material respect.

With respect to the opinions set forth in paragraph 8 below, I have assumed that the Company has duly performed its obligations under the Underwriting Agreement in compliance with the terms of such Underwriting Agreement.

Whenever my opinion herein with respect to the existence or absence of facts is indicated to be based on my knowledge, it is intended to mean that, in the course of representing the Company, I have not acquired actual knowledge of the existence or absence of such facts. I have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to my knowledge of the existence or absence of such facts should be drawn from the fact of my representation of the Company.

Based upon and subject to the foregoing, I am of the opinion that:

1.

Each of the Company’s significant subsidiaries has been duly incorporated, organized or formed and is validly existing in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with corporate power to own and lease its properties and to carry on its businesses as described in the Prospectus.

2.

The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and the Prospectus (except for subsequent issuances of common stock pursuant to employee benefit plans or pursuant to the exercise of convertible securities or options).

3.

The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Delaware and the State of Nevada and, except, individually or in the aggregate, as would not reasonably be expected to have a Material Adverse Effect, the Company does not own or lease properties or conduct business in any other jurisdiction which would require such qualification.

4.

All of the outstanding shares of Common Stock of the Company as of the end of the Company’s most recently completed fiscal quarter prior to the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of each of the Company’s significant subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

5.

All of the outstanding shares of capital stock of each of the Company’s significant subsidiaries are owned of record, wholly (either directly or indirectly) by the Company free and clear of any perfected security interest, or, to the best of my knowledge after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance.

6.

To the best of my knowledge after reasonable inquiry, neither the Company nor any of its subsidiaries is in violation of or is in default in the performance of any obligation contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound which violation or default could reasonably be expected to have a Material Adverse Effect.

7.

To the best of my knowledge after reasonable inquiry, there are no rights that entitle or will entitle any person to acquire any security of the Company upon the issuance of the Common Shares by the Company; to the best of my knowledge after reasonable inquiry, there is no holder of any security of the Company who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any security of the Company as a result of the issuance of the Common Shares by the Company.

8.

The Company’s execution, delivery and performance of the Underwriting Agreement does not: (a) violate, breach, or result in a default under any existing obligation of the Company or any of its subsidiaries under any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties bound that is an exhibit to the Registration Statement or to any document incorporated by reference in the Pricing Disclosure Package and the Prospectus or any other agreement, indenture, lease or other instrument known to me after reasonable inquiry, which violation, breach or default could reasonably be expected to have a Material Adverse Effect, (b) breach or otherwise violate any existing obligation of the Company or its significant subsidiaries under any order, judgment or decree of any Delaware or Nevada or federal court or governmental authority binding on the Company, which violation or breach could reasonably be expected to have a Material Adverse Effect or (c) violate any applicable Nevada law, ordinance, administrative or governmental rule or regulation.

9.

No consent, approval, authorization or order of, or filing with, any Delaware or any Nevada governmental authority is required on the part of the Company for the issuance and sale of the Common Shares as contemplated by the Underwriting Agreement, except: (a) such as have been obtained under the Securities Act or the rules and regulations of the Commission thereunder and (b) such as may be required under applicable foreign or state securities or blue sky laws in connection with the purchase and distribution of the Common Shares pursuant to the Underwriting Agreement.

10.

To the best of my knowledge after reasonable inquiry, the descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; and, to the best of my knowledge after reasonable inquiry, other than as described or contemplated in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries or any of their property is subject, that would reasonably be expected to have a Material Adverse Effect.

In connection with my participation in conferences with your representatives and with representatives of the Company and its accountants in connection with the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus, I have relied upon records, documents, certificates of public officials and of the Company furnished to me by the Company and I have neither verified, nor undertaken to verify independently the accuracy, completeness or fairness of the statements set forth therein or incorporated therein, or in the Registration Statement, the Pricing Disclosure Package or the Prospectus. The limitations inherent in the examination conducted by me and the knowledge available to me are such that I do not assume any responsibility for such accuracy, completeness or fairness. I am also not passing upon, and do not assume any responsibility for, ascertaining whether or when any of the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus was conveyed to any purchaser of the Common Shares. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus involve matters of a non-legal nature.

Based upon and subject to the foregoing, on the basis of the information I gained in the course of performing the services referred to above, nothing has come to my attention that leads me to believe that: (1) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) the Pricing Disclosure Package, at its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (3) the Prospectus, at its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus (other than as stated in paragraphs 2 and 10 above), and I have not been requested to and do not make any comment in this paragraph with respect to (a) the financial statements (including the notes thereto), supporting schedules and other financial information included or incorporated by reference in the Registration Statement or the Prospectus, and (b) any document filed by the Company under the Securities Act of 1933, whether before or after the effective date of the Registration Statement, except to the extent that any such document is a document incorporated by reference in the Registration Statement on its effective date, considered as a whole, or is a document incorporated by reference and read together with the Prospectus at the time it was filed with the Commission and considered as a whole.

The law covered by this opinion is limited to the present federal law of the United States and the present law of the States of Nevada, New York, as it relates to paragraph 2, Delaware, as provided herein. I express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules or regulations of any county, municipality or special political subdivision or other local authority.

This opinion is limited to the matters expressly stated herein and no opinion is to be implied or may be inferred beyond the matters expressly so stated. This opinion is given as of the date hereof and I assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or any changes in law which may hereafter occur.

[Signature Page Follows]

This letter is furnished to the Underwriters by me as Vice President/General Counsel/Corporate Secretary of the Company, and is solely for the benefit of the Underwriters in connection with the transactions referenced in the first paragraph. This letter may not be relied upon for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any other purpose without my prior written consent, which may be granted or withheld in my sole discretion.

Very truly yours,

Thomas E. Moran

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

LOCK-UP AGREEMENT

March 7, 2023

J.P. MORGAN SECURITIES LLC

BOFA SECURITIES, INC.

As Representatives of

the several Underwriters listed in

Schedule 1 to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Re: Southwest Gas Holdings, Inc. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of shares of common stock, $1.00 per share par value, of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC and BofA Securities, Inc., on behalf of the Underwriters, the undersigned will not, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending sixty (60) days after the date of the prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, $1.00 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than (A) transfers of shares of Common Stock as a bona fide gift or gifts, (B) distributions of shares of Common Stock to members or stockholders of the undersigned, and (C) any transfer of Common Stock to the Company (or the Company may retain and retire shares of Common Stock otherwise deliverable to the undersigned) in full or partial satisfaction of applicable tax withholding obligations; provided that in the case of any transfer or distribution pursuant to clause (A) or (B), each donee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (A) or (B), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Restricted Period referred to above), provided, further that in the case of any transfer pursuant to clause (C) any filing under Section 16(a) of the Exchange Act as a result of such transaction will contain a footnote disclosing that such transfer was made to satisfy a tax obligations and that the restrictions of this letter apply to all shares of Common Stock owned by the undersigned.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this Letter Agreement, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

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The undersigned understands that, if the Underwriting Agreement does not become effective by March 17, 2023, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

[NAME OF DIRECTOR/EXECUTIVE OFFICER]

By:
Name:
Title:

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